Exhibit 1.1

Ensemble Health Partners, Inc.

Class A Common Stock

Underwriting Agreement

                    , 2021

Goldman Sachs & Co. LLC,

BofA Securities, Inc.

Deutsche Bank Securities Inc.

Guggenheim Securities, LLC

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC,

200 West Street,

New York, New York 10282-2198

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

c/o Guggenheim Securities, LLC

330 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

Ensemble Health Partners, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [ ● ] shares (the “Firm Shares”) and, at the election of the Underwriters, up to [ ● ] additional shares (the “Optional Shares”) of Class A Common Stock (“Stock”) of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).

The Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (an affiliate of BofA Securities, Inc., a participating Underwriter, hereafter referred to as “Merrill Lynch”) agree that up to 2% of the Firm Shares to be purchased by the Underwriters (the “Reserved Securities”) shall be reserved for sale by Merrill Lynch to certain persons designated by the Company (the “Invitees”), as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of FINRA and all other applicable laws, rules and regulations. The Company has solely determined, without any direct or indirect participation by the underwriters or Merrill Lynch, the Invitees who will purchase Reserved Securities (including the amount to be purchased by such persons) sold by Merrill Lynch. To the extent that such Reserved Securities are not orally confirmed for purchase by Invitees by 11:59 PM. (New York City time) on the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

1.    The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)    A registration statement on Form S-1 (File No. 333-259884]) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(b)    (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9([    ]) of this Agreement);

(c)    For the purposes of this Agreement, the “Applicable Time” is         :             m (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the “Pricing

Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(d)    No documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto;

(e)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(f)    Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the capital stock of the Company (other than as a result of (i) the issuance, if any, of restricted stock, stock options and/or other equity or equity-based awards pursuant to any of the equity plans or arrangements that are described in the Pricing Prospectus and the Prospectus, (ii) the issuance, if any, of stock upon conversion of Company securities as described in the Pricing Prospectus and the Prospectus or (iii) the issuance, exchange or conversion of capital stock of the Company and/or equity securities of its subsidiaries in connection with the reorganization transactions described in the Pricing Prospectus and the Prospectus) or of long-term debt of the Company or any of its subsidiaries, other than, with respect to the issuance of long-term debt, pursuant to the credit agreement entered into on August 1, 2019 as part of the Golden Gate Capital Acquisition (the “Credit Agreement”) as described in the Pricing Prospectus or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (ii) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;

(g)    The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them (other than with respect to Intellectual Property, title to which is addressed exclusively in subsection (z)), in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such that does not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, those granted in connection with the Credit Agreement and those that would not reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them, to the Company’s knowledge, under valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (ii) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (iii) applicable law and public policy with respect to rights of indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(h)    Each of the Company and each of its subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each significant subsidiary, if any (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act) of the Company (each a “significant subsidiary”) of the Company has been listed in the Registration Statement and has been duly incorporated or organized and is validly existing as a corporation or other business organization in good standing under the laws of its jurisdiction of incorporation, formation or organization, and each other jurisdiction in which it owns or leases properties or conducts any business, as applicable, to the extent the concept of “good standing” is applicable under the laws of such jurisdiction, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(i)    The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(j)    The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights that have not been validly waived;

(k)    The issue and sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except, in the case of this clause (A) for such defaults, breaches, or violations that would not, individually or in the aggregate, have a Material Adverse Effect, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities were offered;

(l)    Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(m)    The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Stock, under the caption “Material U.S. federal income and estate tax considerations for non-U.S. holders”, and under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(n)    Other than as set forth in the Pricing Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or of which any property of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would individually or in the aggregate have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; there are no current or pending Actions that are required under the Act to be described in the Registration Statement or the Pricing Prospectus that are not so described therein; and there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Pricing Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement or the Pricing Prospectus;

(o)    The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be required to register as an “investment company”, as such term is defined in the Investment Company Act of 1940;

(p)    At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(q)    PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(r)    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the requirements of the Exchange Act applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles applied in the United States (“GAAP”) and (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and except as disclosed in the Pricing Prospectus and Registration Statement, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses, other than those disclosed in the audited statements, in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) as of an earlier date than it would otherwise be required to so comply under applicable law;

(s)    Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(t)    The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(u)    This Agreement has been duly authorized, executed and delivered by the Company;

(v)     Neither the Company nor any of its subsidiaries, nor any director, officer nor, to the knowledge of the Company, any employee of the Company or any of its subsidiaries or any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and its subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws;

(w)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(x)    Neither the Company nor any of its subsidiaries, nor any director, officer nor, to the knowledge of the Company, any employee of the Company or any of its subsidiaries or any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, Her Majesty’s Treasury, the United Nations Security Council, or other applicable sanctions authority (collectively, “Sanctions”), (ii) located, organized, or resident in a country or territory that is the subject or target of Sanctions (a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; neither the Company nor any of its subsidiaries is engaged in, or has, at any time in the past five years, engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Company and its subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions;

(y)    The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects and in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;

(z)    Except as disclosed in the Pricing Prospectus and Prospectus, to the Company’s knowledge, the Company and its subsidiaries own or possess or can obtain on reasonable terms, adequate rights to use all: patents (together with any reissues, continuations, continuations-in-part, divisions, renewals, extensions, counterparts and reexaminations thereof), patent applications (including provisional applications), other rights in discoveries and inventions (whether patentable or unpatentable); trademarks, service marks, trade names, logos, Internet domain names and other indicia of origin and all registrations and applications therefor; rights in published and unpublished works of authorship, whether copyrightable or not (including software, website content and related documentation), and copyrights and all registrations and applications therefor; trade secrets, know-how and other confidential or proprietary information, including systems, procedures, methods, technologies, algorithms, designs, data, and any other information meeting the definition of a trade secret under the Uniform Trade Secrets Act or similar laws (“Trade Secrets”) and other technology and intellectual property rights, (collectively, “Intellectual Property”), owned or used by the Company or any of its subsidiaries and material to the operation of or necessary for the conduct of their respective businesses as currently conducted, in each case as described in the Prospectus;

(aa)    To the Company’s knowledge, the Company and its subsidiaries own or have a valid right to access and use all information technology assets, systems, equipment and software used by the Company or any of its subsidiaries in their respective businesses (the “IT Assets”), and the IT Assets: (i) operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required by the Company’s and its subsidiaries’ respective businesses as currently conducted and as proposed to be conducted in the Pricing Prospectus and Prospectus, (ii) except as described in the Pricing Prospectus and Prospectus, have not materially malfunctioned or failed since the Company’s inception, except as would not be expected to have a Material Adverse Effect, and, (iii) are free of any viruses, “back doors,” “Trojan horses,” “time bombs, “worms,” “drop dead devices” or other Software or hardware components that are designed to interrupt use of, permit unauthorized access to, or disable, damage or erase, any Software material to the business of the Company or any of its subsidiaries. The Company and its subsidiaries have implemented and maintain appropriate backup and disaster recovery technology processes consistent with standard industry practices. To the Company’s knowledge, no person has gained unauthorized access to any IT Asset since the Company’s inception in a manner that has resulted or could reasonably be expected to result in material liability to the Company;

(bb)    To the Company’s knowledge, the Company and its subsidiaries (A) have operated and currently operate their respective businesses in a manner compliant with all privacy, data security and data protection laws and regulations as well as contractual obligations applicable to the Company’s and its subsidiaries’ receipt, collection, handling, processing, sharing, transfer, usage, disclosure, storage, or disposal (“Process,” “Processed,” “Processing”) of all user data and all other information that identifies or relates to a distinct individual, device or household, including personally identifiable information, protected health information, financial data, IP addresses, mobile device identifiers and website usage activity (“Personal and Device Data”), as well as applicable industry standards, including the Payment Card Industry Data Security Standard (collectively, the “Data Privacy and Security Obligations”), (B) have implemented, maintain and are in compliance with reasonable controls, policies, procedures and safeguards consistent with applicable regulatory standards and customary industry practices to maintain and protect the privacy, integrity, security, confidentiality and the integrity, continuous operation, redundancy and security of all IT Assets and Personal and Device Data Processed by the Company or its subsidiaries in connection with the Company’s and its subsidiaries’ operation of their respective businesses, (C) have and are in compliance with appropriate policies and procedures that are consistent with requirements of privacy and data protection laws, (D) have required and do require all third parties to which they provide any Personal and Device Data to maintain the privacy and security of such Personal and Device Data, (E) have a valid and legal right (whether contractually, by law, or otherwise) to Process all Personal and Device Data that is Processed by or on behalf of the Company and its subsidiaries in connection with the use in, and or operation of, their businesses, and (F) have not experienced any breaches, violations, outages or unauthorized uses of or access to the IT Assets and Personal and Device Data, except for those that have been remedied without material costs or liability or the duty to notify any other person, nor have any incidents under internal review or investigations relating to same, except in the case of each of (A), (B), (C), (D), (E) and (F) where the failure to so comply or the existence of an incident would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries have not received any notification, inquiry or complaint regarding, and there are no other facts that, individually or in the aggregate, would reasonably indicate material non-compliance with any Data Privacy and Security Obligation, and there is no action, suit or proceeding by or before any Governmental Entity pending or, to the Company’s knowledge, threatened alleging non-compliance or potential noncompliance with any Data Privacy and Security Obligations. The execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of any Data Privacy and Security Obligations;

(cc)    No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(dd)    Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;

(ee)    As of the date of the Initial Registration Statement, there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications;

(ff)    Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries in connection with the offering of the Shares;

(gg)    The Company and each of its subsidiaries have such permits, licenses, approvals, consents, franchises, and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their respective properties and conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing the absence of which would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any proceedings related to the revocation or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

(hh)    The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances, wastes or materials, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

(ii)    The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the Company’s reasonable judgment, prudent and customary in the business in which it is engaged; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

(jj)    From the time of initial confidential submission of a registration statement relating to the Shares with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(kk)    There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the Act pursuant to this Agreement, other than those rights that have been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and/or have been waived;

(ll) (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any of its subsidiaries would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) no prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) no Plan is subject to Section 412 of the Code or Section 302 or Title IV of ERISA; (iv) none of the Company, any of its subsidiaries or any member of the “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code) has incurred, nor reasonably expects to incur, any material liability under Title IV of ERISA; (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA, other than those events as to which the thirty (30)-day notice period is waived) has occurred or is reasonably expected to occur with respect to any Plan; (vi) each Plan that is intended to be qualified under Section 401(a) of the Code is covered by a favorable determination, opinion or advisory letter from the Internal Revenue Service, and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to adversely impact such qualified status; and (vii) there is no pending audit by the U.S. Internal Revenue Service, the U.S. Department of Labor, the PBGC or any other Governmental Entity or any non-U.S. regulatory agency with respect to any Plan, except in each case with respect to the events or conditions set forth in sub-clauses (i), (ii), (iv), (v), (vi) and (vii) hereof as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(mm) (i) To the Company’s knowledge, the Company and its subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (“Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any of its subsidiaries use or distribute or have used or distributed any Open Source Software in any manner that requires or has required (A) the Company or any of its subsidiaries to permit reverse engineering of any software code or other technology owned by the Company or any of its subsidiaries; (B) any software code or other technology owned by the Company or any of its subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge; or (C) the licensing of any patents owned by the Company and its subsidiaries, except with respect to clause (i) and (ii), as would not, individually or in the aggregate, have a Material Adverse Effect on the Company;

(nn)    The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, individually or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries are and, during the past three (3) years, have been in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are and, during the past three (3) years, have been valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect. None of the Company or any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

(oo)    To the Company’s knowledge, the Company and its subsidiaries (i) are and at all times during the past three (3) years have been in compliance in all material respects with all Applicable Healthcare Laws, as defined herein, applicable to the Company and/or its subsidiaries, including, without limitation and to the extent applicable to the Company, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the federal False Claims Act (31 U.S.C. §§3729 et seq.), the False Statements Relating to Health Care Matters law (18 U.S.C. §1035), the criminal false statements and representations law (42 U.S.C. § 1320a-7b(a)), any other criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286, 287, 1347 and 1349 and the health care fraud criminal provisions under HIPAA, the civil monetary penalties laws (42 U.S.C. § 1320a-7a and 1320a-8), HIPAA, All Payor Fraud Statute (42 U.S.C. § 1320a-7), the federal exclusion laws (42 U.S.C.§ 1320a-7), the Medicare statute (Title XVIII of the Social Security Act), the Medicaid statute (Title XIX of the Social Security Act), the Children’s Health Insurance Program (CHIP) statute (Title XXI of the Social Security Act), and all other laws related to any government funded or sponsored healthcare programs and the regulations promulgated pursuant to such laws (collectively, the “Applicable Healthcare Laws”); (ii) have not, during the past three (3) years, received any written notice from any Governmental Entity, court, arbitrator, or third party alleging or asserting any material noncompliance with any Applicable Healthcare Laws, and all other local, state, federal, national, supranational and foreign laws and regulations relating to the regulation of the Company and its subsidiaries; (iii) are not subject, and during the past three (3) years have not been subject, to any claim, action, suit, litigation, complaint (including a qui tam compliant), subpoena, civil investigative demand, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity, court, arbitrator, qui tam relator or whistleblower, or third party (collectively “Action”) alleging that any operation or activity of the Company or any of its subsidiaries is in violation of any Applicable Healthcare Laws, in any material respect, nor, to the Company’s knowledge, is any such material Action threatened; (iv) have, during the past three (3) years, filed, obtained, maintained or submitted on a timely basis all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Healthcare Laws and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected in or supplemented by a subsequent filing corrected in a timely manner); and (v) are not a party to any corporate integrity agreements, non- or deferred-prosecution agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Governmental Entity;

(pp)    None of the Company, its subsidiaries, any of their respective officers, directors, or employees, or, to the Company’s knowledge, agents or contractors (i) has been, during the past three (3) years, or is currently, excluded, suspended or debarred by any Governmental Entity from participation in a Federal Health Care Program, as defined in 42 U.S.C. § 1320-7b(f), nor is the Company aware of any pending or threatened Action that may lead to such an exclusion, suspension or debarment; (ii) has been assessed a civil money penalty under Applicable Healthcare Laws during the past three (3) years; (iii) has been convicted of any criminal offense under Applicable Healthcare Laws, including with regard to the delivery or payment of any item or service under a Federal Health Care Program during the past three (3) years; or (iv) has been a party to or subject to any Action concerning any alleged noncompliance with Applicable Healthcare Laws in any material respect during the past three (3) years;

(qq)    Except as would not, individually or in the aggregate, have, or reasonably be expected to have, a Material Adverse Effect, the Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that either of it or any of its subsidiaries will not be able (A) to renew their existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their business as now conducted and at a cost that would not result in a Material Adverse Effect. None of the Company or any of its subsidiaries have been denied any insurance coverage which they have sought or for which they have applied;

(rr)    No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, which, in either case, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(ss)    Except as set forth or contemplated in the Registration Statement, Pricing Prospectus and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends or distributions to Company, from making any other dividend or distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to Company or any other subsidiary of the Company;

(tt)    The Registration Statement, the Pricing Disclosure Package and the Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectuses and any Written Testing-the-Waters Communication comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Pricing Disclosure Package, the Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and any Written Testing-the-Waters Communication, as amended or supplemented, if applicable, are distributed in connection with the reserved share program;

(uu)    There are (and prior to each Time of Delivery, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by any “nationally recognized statistical rating organization,” as defined in Section 3(a)(62) of the Exchange Act; and

(vv) In connection with any offer and sale of Reserved Securities outside the United States, each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, at the time it was filed, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the same is distributed. The Company has not offered, or caused Merrill Lynch to offer, Reserved Securities to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company or any of its affiliates to alter the customer’s or supplier’s level or type of business with any such entity or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its affiliates, or their respective businesses or products.

2.    Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[ ● ], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [ ● ] Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.    Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4.    (a) The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance. The Company will cause the certificates, if any, representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [ ● ], 2021 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the

Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b)    The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at the offices of Latham & Watkins LLC, 1271 Avenue of the Americas, New York, New York, 10020 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at .......p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.    The Company agrees with each of the Underwriters:

(a)    To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)    Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required);

(c)    Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Underwriters and the Company) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)    To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System or any successor thereto (“EDGAR”), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)(1)    During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise , without the prior written consent of Goldman Sachs & Co. LLC; provided, however, that the foregoing restrictions shall not apply to (i) Shares to be sold hereunder, (ii) the issuance by the Company of common stock upon the exercise of options or the settlement of restricted stock units outstanding as of the date of this Agreement or issued after the date of this Agreement pursuant to the Company’s equity plans described in the Pricing Prospectus and Prospectus, (iii) the issuance by the Company of shares of common stock or securities convertible into, exchangeable for or that represent that right to receive shares of common stock, in each case pursuant to the Company’s equity plans described in the Pricing Prospectus and Prospectus, (iv) the issuance by the Company of shares of common stock pursuant to the exercise of warrants described in the Pricing Prospectus and Prospectus, (v) the issuance by the Company of shares of Class A common stock upon the conversion of shares of Class B common stock, (vi) the issuance by the Company of shares of Stock or securities convertible into, exchangeable for or that represent the right to receive Stock in connection with (x) the acquisition by the Company or any of its subsidiaries of the securities, business, technology, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, and the issuance of any such securities pursuant to any such agreement, or (y) the Company’s joint ventures, commercial relationships and other strategic relationships, (vii) the filing of any registration statement on Form S-8 relating to the securities granted or to be granted pursuant to (A) the Company’s equity plans that are described in the Pricing Prospectus and Prospectus or (B) any assumed employee benefit plan contemplated by clause (vi); provided, that the aggregate number of shares of Stock that the Company may sell or issue or agree to sell or issue pursuant to clause (vi) shall not exceed 5% of the total number of shares of common stock of the Company outstanding immediately following the issuance of the Shares contemplated by this Agreement; and provided further, that in the case of clauses (ii), (iii), (iv), and (vi), the Company shall cause each recipient of such securities to execute and deliver to Goldman Sachs & Co. LLC, as Representative, on or prior to the issuance of such securities, a lock-up letter in substantially the form attached as Annex II hereto for the remainder of the Lock-Up Period (as defined therein) and enter stop transfer instructions with the Company’s transfer agent and registrar on such securities, which the Company agrees it will not waive or amend without the prior written consent of Goldman Sachs & Co. LLC.;

(e)(2)    If Goldman Sachs & Co. LLC in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up letter described in Section 8(i) hereof, in each case for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex I hereto through a major news service at least two business days before the effective date of the release or waiver.

(f)    During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, provided that no reports, documents or other information need to be furnished pursuant to this Section 5(f) to the extent that they are available on EDGAR;

(g)    During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), provided that no reports, communications or other information need to be furnished pursuant to this Section 5(g) to the extent that they are available on EDGAR;

(h)    To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i)    To use its best efforts to list for quotation the Shares on the Nasdaq Global Select Market (“NASDAQ”);

(j)    To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(l)    Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(m) To promptly notify you if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery; and

(n) The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. Merrill Lynch will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse Merrill Lynch for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

6.    (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) [or Schedule II(c)] hereto;

(b)     The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(c)      The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication prepared or authorized by it any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication prepared or authorized by it would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission;

(d)     The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representatives that are listed on Schedule III(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications;

(e)     Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act.

7.    The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) reasonable and documented expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the Shares on NASDAQ; (v) reasonable and documented filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) all costs and expenses of Merrill Lynch , including the fees and disbursements of counsel for Merrill Lynch, in connection with matters related to the Reserved Securities which are designated by the Company for sale to Invitees; (viii) the cost and charges of any transfer agent or registrar; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section, provided, however, that the amount payable by the Company pursuant to subsection (iii) and the reasonable fees and disbursement of counsel to the Underwriters described in subsection (v) shall not exceed $40,000 in the aggregate. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including their own lodging, travel and meal expenses (including meal expenses for potential investors) in connection with the roadshow, the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

8.    The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)    Latham & Watkins LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)    Ropes & Gray LLP, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

(d)    On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(e)    (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (A) the exercise of stock options or settlement of restricted stock units (including and “net” or “cashless” exercises or settlements), or the award of stock options, restricted stock units or restricted stock units or restricted stock or other awards pursuant to the Company’s equity plans described in the Pricing Prospectus and Prospectus, (B) the repurchase of shares of capital stock upon termination of a holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, or long-term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(f)    On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g)    On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(h)    The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on NASDAQ;

(i)    The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each officer, director, and stockholder of the Company listed on Schedule III hereto, substantially to the effect set forth in Annex II hereto in form and substance satisfactory to you;

(j)    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(k)    The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request;

(l)    The Company shall have furnished to you on the date of this agreement and at such Time of Delivery a certificate of the Chief Financial Officer of the Company addressing certain information contained in, and matters relating to, the Pricing Disclosure Package and the Prospectus; and

(m)    Prior to or substantially concurrent with the issuance of the Firm Shares and payment therefor in accordance with this Agreement, the reorganization transactions shall have been consummated in a manner consistent in all material respects with the descriptions thereof in the Pricing Disclosure Package, the Prospectus and the Registration Statement.

9.    (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information;

(b)    Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the [    ] paragraph under the caption “Underwriting”, and the information contained in the [    ] paragraph under the caption “Underwriting”;

(c) In connection with the offer and sale of the Reserved Securities, the Company agrees to indemnify and hold harmless Merrill Lynch, its Affiliates and selling agents and each person, if any, who controls Merrill Lynch within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) arising out of the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered, (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Securities or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Securities which have been orally confirmed for purchase by any Invitee by 11:59 P.M. (New York City time) on the date of the Agreement or (iv) related to, or arising out of or in connection with, the offering of the Reserved Securities;

(d)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party;

(e)    If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint; and

(f)    The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

10.    (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.    The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

12.    If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason (other than as set forth in clauses (i), (iii), (iv) or (v) or Section 8(g)), any Shares are not delivered by or on behalf of the Company as provided herein or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13.    In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department BofA Securities, Inc. Bank of America Tower, New York City, NY, U.S. 10036, Deutsche Bank Securities, 60 Wall Street New York, NY 10005, and in care of Guggenheim Securities, LLC, 330 Madison Avenue, New York, New York 10017, Attention: Registration Department, and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request; provided, however, that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Control Room BofA Securities, Inc. Bank of America Tower, New York City, NY, U.S. 10036, Deutsche Bank Securities, 60 Wall Street New York, NY 10005 and Guggenheim Securities, LLC, 330 Madison Avenue, New York, New York 10017, Attention: [Control Room]. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

14.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, or any director, officer, employee, or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.    Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16.    The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17.    This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

18.    This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

19.    The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

21.    Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22.    Recognition of the U.S. Special Resolution Regimes.

(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)    As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this Agreement and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this Agreement on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Ensemble Health Partners, Inc.

By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

BofA Securities, Inc.

By:
Name:
Title:

Deutsche Bank Securities Inc.

By:
Name:
Title:

By:
Name:
Title:

Guggenheim Securities, LLC

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE I
Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC
BofA Securities, Inc.
Deutsche Bank Securities Inc.
Guggenheim Securities, LLC
Credit Suisse Securities (USA) LLC
Wells Fargo Securities, LLC
Evercore Group, L.L.C.
SVB Leerink LLC
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
Academy Securities, Inc.
Loop Capital Markets LLC

Total

SCHEDULE II

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

[Electronic roadshow dated XXXX]

(b) Additional Documents Incorporated by Reference:

[None]

(c) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The initial public offering price per share for the Shares is $ . . . . . . .

The number of Shares purchased by the Underwriters is [ . . . ].

[Add any other pricing disclosure.]

(d)                Written Testing-the-Waters Communications:

[                ]

SCHEDULE III

Name of Stockholder	Address

[List officers, directors and stockholders of the Company and, if applicable, Participants]

ANNEX I

Form of Press Release

Ensemble Health Partners, Inc.

[Date]

Ensemble Health Partners, Inc. (the “Company”) announced today that Goldman Sachs & Co. LLC, the lead book-running manager in the Company’s recent public sale of                shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to            shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on                ,                20    , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX II

Ensemble Health Partners Inc.

Lock-Up Agreement

[Date], 2021

Goldman Sachs & Co. LLC,

BofA Securities, Inc.

Deutsche Bank Securities Inc.

Guggenheim Securities, LLC

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC,

200 West Street,

New York, New York 10282-2198

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

c/o Guggenheim Securities, LLC

330 Madison Avenue

New York, New York 10017

Re: Ensemble Health Partners Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Ensemble Health Partners Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”) of the Class A common stock of the Company (the “Class A Common Stock” and, together with the Class B common stock of the Company, the “Common Stock”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Class A Common Stock, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 180 days after the date set forth on the final prospectus (the “Lock-Up Period”) relating to the Public Offering (the “Prospectus”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any shares of Common Stock of the

Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (such options, warrants or other securities, collectively, “Derivative Instruments”), including without limitation any such shares or Derivative Instruments now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock of the Company or Derivative Instruments, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”) or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. For the avoidance of doubt, the undersigned agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Class A Common Stock the undersigned may purchase in the Public Offering.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an officer or director of the Company, (i) Goldman Sachs & Co. LLC agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, Goldman Sachs & Co. LLC will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Goldman Sachs & Co. LLC hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

The foregoing restrictions shall not apply to:

(a) transactions relating to Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act and the rules and regulations of the SEC thereunder shall be required or shall be voluntarily made in connection with subsequent sales of shares of Common Stock or other securities acquired in such open market transactions;

(b) (i) transfers of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts or (ii) transfers of Common Stock to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, in each case provided that (i) the transferee thereof agrees to be bound in writing by the restrictions set forth herein and (ii) no filing under Section 16(a) of the Exchange Act and the rules and regulations of the SEC thereunder shall be required or shall be voluntarily made in connection with such transfers (other than any required Form 5 filing after the end of the calendar year in which such transfer occurs);

(c) transfers of Common Stock or any security convertible into Common Stock for bona fide estate planning purposes or upon or following the death of the undersigned as a result of the operation of law through estate, other testamentary document or intestate succession, provided that (i) the transferee thereof agrees to be bound in writing by the restrictions set forth herein and (ii) if required, any filing made under Section 16(a) of the Exchange Act to report such transfer shall clearly indicate in the footnotes thereto that such transfer was made for bona fide estate planning purposes or upon or following the death of the undersigned as a result of the operation of law through estate, other testamentary document or intestate succession and does not involve a disposition for value;

(d) transfers of Common Stock or any security convertible into Common Stock that occurs by operation of law pursuant to a qualified domestic order in connection with a divorce settlement or pursuant to an order of a court or regulatory agency or to comply with any regulations related to the undersigned’s ownership of securities of the Company; provided, that (i) in the case of any transfer pursuant to this clause, any filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Common Stock shall state that such transfer is pursuant to an order of a court or regulatory agency or to comply with any regulations related to the ownership of Common Stock unless such a statement would be prohibited by any applicable law, regulation or order of a court or regulatory authority and (ii) the transferee thereof agrees to be bound in writing by the restrictions set forth herein;

(e) if the undersigned is a corporation, partnership or other business entity, distributions or transfers of Common Stock or any security convertible into Common Stock to limited partners, general partners, members, nominees or shareholders of the undersigned or its direct or indirect affiliates or other entities controlled or managed by the undersigned not involving a disposition for value, provided that the transferee thereof agrees to be bound in writing by the restrictions set forth herein;

(f) the exercise or settlement of stock options, restricted stock units or other equity awards pursuant to any plan or agreement granting such an award to an employee or other service provider of the Company or its affiliates (and any related transfer to the Company of Common Stock necessary to generate such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of such settlement or exercise whether by means of a “net settlement” or otherwise), provided that the shares underlying such stock options, restricted stock units or other equity awards shall remain subject to all of the restrictions set forth in this Lock-Up Agreement;

(g) dispositions to the Company upon exercise of the Company’s right to repurchase or reacquire Common Stock or other securities of the Company in the event the undersigned ceases to provide services to the Company pursuant to agreements in effect on the date hereof, including without limitation the Company’s equity incentive plans, which plan or agreement is described in the registration statement related to the Public Offering that permit the Company to repurchase or reacquire, at cost, such securities upon termination of the undersigned’s services to the Company; provided that any filing under Section 16(a) of the Exchange Act relating to such disposition shall clearly indicate in the footnotes thereto that the shares were repurchased or reacquired by the Company;

(h) transfers of Common Stock or other securities of the Company pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock involving a change of control (as defined below) of the Company which occurs after the consummation of the Public Offering, is open to all holders of the Company’s capital stock and has been approved by the board of directors of the Company; provided, that if such change of control is not consummated, such shares shall remain subject to all of the restrictions set forth in this Lock-Up Agreement (for the purposes of this clause (h), a “change of control” being defined as any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes or would become the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% of total voting power of the voting stock of the Company) (or the surviving entity);

(i) pledges to any third-party pledgee in a bona fide transaction as collateral to secure obligations pursuant to lending or other arrangements, between such third parties (or their affiliates or designees) and the undersigned and/or its affiliates or any similar arrangement relating to a financing agreement for the benefit of the undersigned and/or its affiliates, provided that the terms of such pledge shall provide that the underlying Common Stock may not be transferred to the pledgee until the expiration of the Lock-Up Period; or

(j) the exchange of any units of Ensemble Health Partners Holding LLC (or securities convertible into or exercisable or exchangeable for units of Ensemble Health Partners Holding LLC) into or for shares of Class A Common Stock (or securities convertible into or exercisable or exchangeable for Class A Common Stock pursuant to the New LLC Agreement, as defined and described in the Prospectus); provided that (i) such shares of Class A Common Stock and other securities remain subject to the terms of this Lock-Up Agreement and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the exchange, such announcement or filing shall include a statement to the effect that such exchange occurred pursuant to the New LLC Agreement among the Company and certain owners of Ensemble Health Partners Inc. and no transfer of the shares of Class A Common Stock or other securities received upon exchange may be made during the Lock-Up Period;

(k) the transfer, conversion, reclassification, redemption or exchange of any securities pursuant to the reorganization transactions described in the Prospectus; provided that any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock received in the reorganization transactions remain subject to the terms of this Lock-Up Agreement and provided further that to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the transfer, conversion, reclassification, redemption or exchange, as applicable, such announcement or filing shall include a statement to the effect that such transfer, conversion, reclassification, redemption or exchange, occurred pursuant to the Amended and Restated Ensemble Health Partners Holdings, LLC Operating Agreement and no transfer of the shares of Class A common stock or other securities received upon exchange may be made during the Lock-Up Period;

(l) the transfer of the Undersigned’s securities to the Company or any of its subsidiaries in the manner described in “Use of Proceeds” in the Prospectus; or

(m) with the prior written consent of Goldman Sachs & Co. LLC.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clause (a) through (m) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s shares of Common Stock of the Company, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock of the Company except in compliance with the foregoing restrictions.

This Lock-Up Agreement (and for the avoidance of doubt, the Lock-Up Period described herein) and related restrictions shall automatically terminate and be of no further force and effect upon the earlier to occur of: (i) the Company advising the Representatives in writing prior to the execution of the Underwriting Agreement that it does not intend to proceed with the Public Offering; (ii) the termination of the Underwriting Agreement before the closing of the Public Offering; (iii) the registration statement for the Public Offering being withdrawn; or (iv) November 1, 2021, in the event that the closing of the Public Offering shall have not occurred on or before such date (provided, that the Company may by providing written notice to the undersigned prior to November 1, 2021 extend such date for a period of up to an additional three months).

Notwithstanding the foregoing, the undersigned may establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act, provided, that (i) no public report or filing under Section 16 of the Exchange Act shall be required during the Lock-Up Period, (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding the establishment of such plan during the Lock-Up Period and (iii) no sales are made during the Lock-Up Period pursuant to such plan.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title